UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 17, 2018

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 8.01 Other Events.

August 1, 2018 Transaction Price – Distribution Reinvestment Plan and Share Redemption Program

Per the terms of the distribution reinvestment plan of Hines Global Income Trust, Inc. (the “Company”), distributions issued to participants in the plan will be reinvested in additional shares of the class of the Company’s common stock to which such distributions relate at a price equal to the transaction price applicable to such class of common shares on the date the shares are issued. In addition, subject to the limitations of and restrictions on the Company’s share redemption program, and subject to funds being available as described in the program, shares redeemed under the Company’s share redemption program will be redeemed at a price equal to the transaction price applicable to such class of common shares at the time the shares are redeemed; provided, that, shares that have not been outstanding for at least one year will be redeemed at 95% of the transaction price (unless such 5% holding discount is waived under the limited circumstances described in the Company’s share redemption program).

Set forth below is the transaction price for each class of the Company’s common stock as of June 30, 2018, which is the transaction price (i) at which distributions declared for July 2018 will be reinvested as of August 1, 2018 and (ii) applicable to redemptions completed pursuant to the Company’s share redemption program as of June 30, 2018:

	Class T	Class S	Class D	Class I	Class AX	Class TX	Class IX	Class JX
Transaction Price (per share)	$9.91	$9.91	$9.91	$9.91	$9.91	$9.91	$9.91	$9.91

The transaction price for each of the Company's share classes is equal to such class’s net asset value ("NAV") per share as of June 30, 2018. The NAV per share as of June 30, 2018 is the same for each of the Company's share classes. A description of the calculation of the NAV per share is set forth below.

June 30, 2018 NAV Per Share

The Company's board of directors has appointed a valuation committee comprised of independent directors, which we refer to herein as the valuation committee, to be responsible for the oversight of the valuation process. The valuation committee has adopted a valuation policy, as approved by the Company's board of directors, and as amended from time to time, that contains a comprehensive set of methodologies to be used in connection with the calculation of the Company's NAV which is more fully described below. The Company's most recent NAV per share for each share class, which is updated as of the last calendar day of each month, is posted on the Company's website at https://www.hinessecurities.com/current-offerings/hgit/ and is also available on the Company's toll-free information line at (888) 220-6121. Please see the Company's valuation policy, incorporated by reference into this Current Report on Form 8-K as Exhibit 99.1, for a more detailed description of the Company’s valuation procedures, including important disclosure regarding interim real property valuations provided by its Advisor and reviewed by Altus Group U.S., Inc., or Altus, the independent valuation firm the Company has engaged to assist in the determination of the Company's NAV per share and to provide the Company with a conclusion with respect to the reasonableness of its NAV per share for each class of shares of the Company's common stock. All parties engaged by the Company in the calculation of its NAV, including its Advisor, are subject to the oversight of the Company's valuation committee. Generally, all of the Company's real properties are appraised once each calendar year by third party appraisal firms in accordance with the Company's valuation guidelines and such appraisals are reviewed by Altus. Altus concluded that the new NAV per share of the Company's common stock as of June 30, 2018 set forth below is reasonable.

The table below sets forth the calculation of the Company's NAV per share of each class of shares of its common stock as of June 30, 2018 and May 31, 2018 (the NAV per share is the same for each class of shares of the Company's common stock):

	June 30, 2018		May 31, 2018
	Gross Amount	Per Share	Gross Amount	Per Share
	(in thousands)		(in thousands)
Real estate investments	$729,197	$18.46	$723,795	$18.32
Other assets	42,182	1.07	42,914	1.09
Debt and other liabilities	(379,807)	(9.62)	(379,714)	(9.61)
NAV	$391,572	$9.91	$386,995	$9.80
Shares outstanding	39,499		39,494

The valuations of the Company's real properties as of June 30, 2018 were reviewed by Altus in accordance with the Company's valuation procedures. Certain key assumptions that were used in the discounted cash flow analysis, which were determined by Hines Global REIT II Advisors LP, the Company's Advisor, and reviewed by Altus, are set forth in the following table based on weighted-averages by property type.

	Office	Industrial	Retail	Multi-Family	Weighted-Average Basis
Capitalization rate(1)	5.99%	5.75%	6.35%	6.18%	6.11%
Discount rate / internal rate of return (“IRR”)	7.05%	8.65%	6.60%	7.70%	7.26%
Average holding period (years)	8.6	10.0	10.0	10.0	9.4
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(1)	Represents a direct capitalization rate for our international office property and exit capitalization rate for our domestic office property.

A change in the rates used would impact the calculation of the value of the Company's real properties. For example, assuming all other factors remain constant, the changes listed below would result in the following effects on the value of the Company's real properties:

Input	Hypothetical Change	Office	Industrial	Retail	Multi-Family	Weighted-Average Values
Capitalization rate(1) (weighted-average)	0.25% decrease	3.98%	3.47%	4.14%	1.73%	2.97%
	0.25% increase	(4.68)%	(3.18)%	(0.53)%	(2.92)%	(2.07)%
Discount rate (weighted-average)	0.25% decrease	1.45%	1.40%	3.65%	1.16%	2.08%
	0.25% increase	(1.43)%	(1.37)%	(0.18)%	(2.50)%	(1.34)%
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(1)	Represents a direct capitalization rate for our international office property and exit capitalization rate for our domestic office property.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Valuation Policy and Procedures (filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K on April 16, 2018, and incorporated by reference herein)
99.2	Consent of Independent Valuer, Altus Group U.S. Inc.

This Current Report on Form 8-K contains forward-looking statements (including, without limitation, statements concerning the NAV per share, assumptions made in determining the NAV per share, future payments of cash distributions, future reinvestments of cash distributions and future redemptions) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, the Company’s ability to maintain occupancy levels and lease rates at its properties, the Company’s ability to repay or successfully refinance its debt obligations, the future operating performance of the Company’s investments, the Company’s ability to fund redemptions as requested, and those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. Stockholders are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

July 17, 2018	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer